UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

EDISON INTERNATIONAL

(Exact name of registrant as specified in its charter)

California	001-9936	95-4137452
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue

(P.O. Box 976)

Rosemead, California 91770

(Address of principal executive offices, including zip code)

(626) 302-2222

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE	LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item  5.07Submission of Matters to a Vote of Security Holders.

At Edison International's ("EIX") Annual Meeting of Shareholders on April 27, 2023, four matters were submitted to a vote of the shareholders: (1) the election of eleven directors; (2) ratification of the independent registered public accounting firm; (3) an advisory vote to approve Say-on-Pay vote frequency and (4) an advisory vote to approve executive compensation.

Shareholders elected eleven nominees to the Board of Directors. Each of the eleven Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Jeanne Beliveau-Dunn	321,743,687	2,462,696	462,244	19,756,432
Michael C. Camuñez	321,308,774	2,524,264	835,589	19,756,432
Vanessa C.L. Chang	306,829,692	17,399,169	439,766	19,756,432
James T. Morris	319,131,884	5,132,515	404,228	19,756,432
Timothy T. O’Toole	320,580,637	3,632,964	455,026	19,756,432
Pedro J. Pizarro	322,631,325	1,438,245	599,057	19,756,432
Marcy L. Reed	322,000,023	1,913,338	755,266	19,756,432
Carey A. Smith	322,028,490	1,836,628	803,509	19,756,432
Linda G. Stuntz	318,336,685	5,786,608	545,334	19,756,432
Peter J. Taylor	314,096,366	10,134,827	437,434	19,756,432
Keith Trent	321,649,057	2,311,856	707,714	19,756,432

The proposal to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
327,949,832	15,803,217	672,010	N/A

Regarding the advisory vote on the frequency of future Say-on-Pay votes, the one year frequency received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. As a result, EIX will continue to include the advisory vote on Say-on-Pay in its proxy materials for shareholder meetings every year where Directors will be elected and executive compensation information is required until the next advisory vote on the frequency of Say-on-Pay votes is held. The final vote results were as follows:

1 Year	2 Years	3 Years	Abstentions
320,276,263	503,690	3,039,968	848,706

The advisory vote to approve executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

For	Against	Abstentions	Broker Non-Votes
299,347,455	24,052,743	1,268,429	19,756,432

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Kate Sturgess
Kate Sturgess
Vice President and Controller

Date: April 28, 2023